UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         MARCH 4, 2011 (APRIL 19, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

On April 19, 2010, Competitive Technologies, Inc. (the "Company") held its annual meeting of shareholders. At the meeting, the following issues were submitted to a vote:

Election of Directors

Joel M. Evans, M.D., Richard D. Hornidge, Jr., Rustin Howard, John B. Nano and William L. Reali were nominated to be reelected as the directors of the Company. Votes were as follows:

                                      For        Withheld
                                      ---------  ---------
            Joel M. Evans, M.D.       5,031,303    884,104
            Richard D. Hornidge, Jr.  5,658,657    256,750
            Rustin Howard             5,654,407    261,000
            John B. Nano              4,841,219  1,074,188
            William L. Reali          5,146,053    769,354

            Directors Broker Non-Vote:     3,219,258

Ratification of Auditors

The shareholders voted for the ratification of MHM Mahoney Cohen CPAs as the Company's independent registered public accounting firm. Votes were as follows:

            For        Against  Abstain
            ---------  -------  -------
            9,060,625   30,256   43,784

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: March 4, 2011                    By: /s/ Johnnie D. Johnson
                                        --------------------------
                                        Johnnie D. Johnson
                                        Chief Executive Officer